UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08565

Exact name of registrant as specified in charter:	Dryden Global Real Estate Fund

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	3/31/2008

Date of reporting period:	3/31/2008

Item 1 – Reports to Stockholders

MARCH 31, 2008	ANNUAL REPORT

Dryden Global Real Estate Fund

FUND TYPE

Stock

OBJECTIVE

Capital appreciation and income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

May 15, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden Global Real Estate Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Global Real Estate Fund

Dryden Global Real Estate Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Global Real Estate Fund is capital appreciation and income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.36%; Class B, 2.06%; Class C, 2.06%; Class Z, 1.06%. Net operating expenses apply to: Class A, 1.31%; Class B, 2.06%; Class C, 2.06%; Class Z, 1.06%, after contractual reduction through 7/31/2008.

Cumulative Total Returns as of 3/31/08
	One Year	Five Years	Since Inception[1]
Class A	–17.79%	177.63%	219.14%
Class B	–18.42	167.30	196.11
Class C	–18.42	167.30	196.11
Class Z	–17.60	181.02	227.19
S&P Citigroup/BMI World Property Net Index[2]	–18.81	163.99	—
S&P 500 Index[3]	–5.08	70.91	39.69
Lipper Real Estate Funds Avg.[4]	–18.48	126.25	179.99

Average Annual Total Returns[5] as of 3/31/08
	One Year	Five Years	Since Inception[1]
Class A	–22.32%	21.28%	11.79%
Class B	–21.84	21.64	11.58
Class C	–19.10	21.73	11.58
Class Z	–17.60	22.96	12.71
S&P Citigroup/BMI World Property Net Index[2]	–18.81	21.43	—
S&P 500 Index[3]	–5.08	11.32	3.43
Lipper Real Estate Funds Avg.[4]	–18.48	17.48	10.78

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC, Lipper Inc., and Bloomberg. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 5/5/98.

2The S&P Citigroup/BMl World Property Net Index is a broad market index of more than 400 companies from 21 countries. Its inception date is 12/29/2000, later than the inception of the fund.

3The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Lipper Real Estate Funds Average (Lipper Average) is based on the average return for all funds in the Lipper Real Estate Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry.

5The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The securities in the S&P Citigroup/BMI World Property Net Index and S&P 500 Index may be very different from those in the Fund. Their returns do not include the effect of the sales charges and operating expenses of a mutual fund and would be lower if they did. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P Citigroup/BMI World Property Net Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Dryden Global Real Estate Fund	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 3/31/08
Mitsubishi Estate Co. Ltd., Real Estate Management/Service	5.0%
Westfield Group, Property Trust	4.0
Simon Property Group, Inc., Retail	3.8
Mitsui Fudosan Co. Ltd., Real Estate Operation & Development	3.1
Sun Hung Kai Properties Ltd., Diversified	2.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 3/31/08
Diversified	33.5%
Retail Property	24.9
Office Space	13.7
Industrial Property	5.7
Residential	4.1

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Global Real Estate Fund (the Fund) Class A shares declined 17.79% for the 12 months ended March 31, 2008, outperforming the S&P Citigroup/BMI World Property Net Index (the Index) and the Lipper Real Estate Funds Average, which fell 18.81% and 18.48% respectively.

How is the Fund managed?

PREI® (Prudential Real Estate Investors), which manages the Fund, is one of the largest, most experienced global real estate managers with more than 200 investment professionals in 15 countries. PREI combines a “top-down” approach that defines broad economic and markets trends with “bottom-up” company-by-company analysis. Each security held by the Fund is evaluated every day to assess risk-adjusted return potential. The Fund’s regional and sector distributions are analyzed regularly and may be updated daily based on new information. This method results in a diversified portfolio that seeks the best of established markets as well as new opportunities in regions with growing public real estate securities markets.

What were conditions like in the global real estate stock market?

The environment for real estate securities investing was challenging in 2007, as the period was marked by volatility and negative sentiment surrounding subprime mortgage issues, a credit crunch, and a slowdown in global economic growth. A meltdown in debt securities linked to subprime mortgages in the United States morphed into the credit crunch that affected financial markets around the world. Sentiment remained unfavorable for anything real estate related, and relative valuations for real estate securities were the most attractive they had been in five years versus private real estate, stocks, and bonds. Bank write-offs, layoffs, and housing foreclosures continued into 2008, slowing growth in the United States, the world’s largest economy.

The Federal Reserve (the Fed) repeatedly cut short-term interest rates to stimulate business activity in the United States and took innovative steps to support financial markets. Among other key central banks, the Bank of England also eased monetary policy to help its economy, but the European Central Bank held its rate steady due to concerns about rising inflation. Aggressive monetary policy in the United States has resulted in real interest rates (rates minus inflation) that are flat to negative. Historically, real estate securities have performed very well when real rates are negative. The real estate securities market outperformed the broader stock market by 285 basis points (a basis point equals one one-hundredth of a percentage point) in the first quarter of 2008, as it reaped the benefits of aggressive monetary policy, solid fundamentals, and positive net investment flows into global real estate funds.

Dryden Global Real Estate Fund	5

Strategy and Performance Overview (continued)

How did different areas of the global real estate securities market perform?

Within the U.S. market for real estate investment trusts (REITs), the only sector that posted a positive return for the reporting period was health care property, while most other sectors such as rental apartments, office space, industrial property, retail property, and hotel/resort & entertainment property saw double-digit declines. Switzerland and the Netherlands provided positive returns for the reporting period as both offered opportunities to invest in securities with attractive cash flow and dividend yields. China and Hong Kong posted gains for the period, aided by negative real interest rates and strong commercial real estate fundamentals in 2007. The United States, the United Kingdom, and Germany, among others, declined due to the previously mentioned broader economic concerns.

Which sectors, holdings, or investment strategies detracted most from the Fund?

The largest detractor from the Fund’s return was its exposure to shares of commercial mortgage companies in the United States. For example, the Fund owned iStar Financial, a $3 billion mortgage REIT that subtracted 54 basis points from its return even though iStar has solid fundamentals and sufficient cash flow to pay interest and principal on its debt. In the first quarter, iStar shares declined due to negative sentiment regarding anything associated with real estate. There was also widespread investor concern about any company’s ability to pay off large amounts of debt maturing in 2008, regardless of a company’s liquidity position. Yet iStar paid off a $1.3 billion interim loan after the reporting period ended, despite the challenging conditions in the capital markets.

Which sectors, holdings, or investment strategies contributed most to the Fund?

Although the global real estate stock market posted a decline for the reporting period, some of the Fund’s holdings contributed positively to its return. Most notably, the Fund’s holdings in Hong Kong posted gains. Investments in the Nordic region, (specifically Sweden), Switzerland, and the Netherlands gained in value and provided the Fund with attractive cash flows and dividend yields. Positive performance in Sweden was further achieved through PREI’s prudent stock selection and paired trading, in which it underweighted one company and overweighted another to help manage sector and market risk relative to the Index.

Avoiding Austrian real estate companies due to their severe corporate governance issues helped the Fund outperform the Index by 61 basis points. For example, the Fund avoided Meinl Land out of concern about the company’s business model and disclosure practices. Meinl Land’s share price collapsed when it bought back its shares at a significant discount to their net asset value (NAV).

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The Fund was very selective in the Australian real estate market, avoiding heavily leveraged companies with short-term debt expiry and lower quality assets. For example, the Fund did not invest in Centro Properties due to its highly leveraged, low-quality portfolio and dependence on fee income. Because of high valuations and rising interest rates, the Fund had an underweight exposure to Australian real estate, when combined with favorable security selection, contributed 93 basis points to its outperformance of the Index.

How is the Fund positioned and why?

In the United States, the Fund continues to favor REITs with strong balance sheets, long lease durations, good management teams, and defensive demand characteristics. The Fund remains neutral on the U.S. apartment sector due to its unattractive valuations and overly optimistic expectations for earnings in 2008. Relative valuations for shares of office companies are very attractive and supply has remained quite constrained compared to other asset classes. Moreover, relatively long lease durations provide a more defensive earnings stream for this sector. Additionally, the Fund has an overweight exposure to regional malls due to their significant discounts to NAV and attractive growth rates.

In Asia, the Fund continues to have overweight exposures to Japan and Singapore due to attractive valuations, significant discounts to NAV, and solid macroeconomic expectations. Compared to the Index, the Fund remains underweight in Hong Kong, favoring smaller names with more attractive valuations. Larger companies in Hong Kong remain somewhat overvalued, despite the recent pullback in that market.

In Europe, the Fund continues to have a larger exposure than the Index to real estate stocks in Sweden and Finland, where cash flow yields are between 7.0% and 9.0% and dividend yields average 6.5%.

What is PREI’s outlook for the global real estate securities market?

In the United States, PREI expects the large spread between cost and access to capital within sectors of the real estate stock market to trigger consolidation in the next 12 months. The Fed’s aggressive monetary policy should continue to benefit REITs by lowering their base borrowing costs and making their dividend yields more attractive versus yields earned on cash deposits. Credit markets and availability of financing for REITs are still quite tight, but fundamentals remain quite good and commercial real estate default rates are at or near historic lows. Though large commercial real estate loans financed with short-term debt during late 2006 and early 2007 may be subject to headline risk, PREI does not believe the size and magnitude of such loans is large relative to the overall commercial real estate market.

Dryden Global Real Estate Fund	7

Strategy and Performance Overview (continued)

Asian markets remain relatively healthy with limited supply and solid demand. Valuations seem to have over-compensated for a weak economy and stressed operating environments. Concerns about the U.S. subprime mortgage crisis are likely to continue weighing on Asian markets in the short- to medium-term as write-downs by financial institutions do not appear to have stabilized.

In Europe, real estate securities markets are expected to remain volatile with diverging returns that provide relative value, paired trade opportunities in the near term. PREI’s outlook for Spain remains cautious as the for-sale residential real estate market continues to be weak. Additionally, PREI is awaiting further improvements in corporate governance pertaining to real estate in Austria.

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Comments on Largest Holdings

5.0%	Mitusubishi Estate Co. Ltd., Real Estate Management/Service

Mitsubishi Estate is a leading developer in Japan. It owns some of the most attractive assets in Tokyo. The company is also a developer, benefiting from delivering vacant space into a high-growth rental market.

4.0%	Westfield Group, Property Trust

Westfield Group is the largest global regional mall owner and developer. It has a strong pipeline and has been able to consistently earn three percentage points more on its properties than the cost of its investment in them.

3.8%	Simon Property Group, Inc., Retail

Simon Property Group is the largest publicly traded retail real estate investment trust in North America and the country’s largest owner, developer, and manager of high quality retail real estate. It has a proven management team with a history of value creation. Its shares currently trade at a discount to the value of its properties. Demand fundamentals in its major markets are strong and the firm is currently rolling out a global strategy.

3.1%	Mitsui Fudosan Co. Ltd., Real Estate Operation & Development

Mitsui Fudosan is one of Japan’s leading integrated real estate developers. Unlike JREITs, developers such as Mitsui Fudosan are able to capitalize on the growing demand in Tokyo for office space. It can deliver new, vacant product into the market so its average rental rate rises to current market levels more rapidly. In addition, Mitsui Fudosan’s assets are of the highest quality in Tokyo.

2.9%	Sun Hung Kai Properties Ltd., Diversified

Sun Hung Kai Properties Limited, through its subsidiaries, develops and invests in properties. The Company also operates hotels, manages properties, car parking and transportation infrastructure. In addition, Sun Hung Kai operates logistics business, construction, financial services, telecommunication Internet infrastructure and enabling services.

Dryden Global Real Estate Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on October 1, 2007, at the beginning of the period, and held through the six-month period ended March 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

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the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Global Real Estate Fund		Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$853.00	1.37%	$6.35
	Hypothetical	$1,000.00	$1,018.15	1.37%	$6.91

Class B	Actual	$1,000.00	$849.50	2.12%	$9.80
	Hypothetical	$1,000.00	$1,014.40	2.12%	$10.68

Class C	Actual	$1,000.00	$849.50	2.12%	$9.80
	Hypothetical	$1,000.00	$1,014.40	2.12%	$10.68

Class Z	Actual	$1,000.00	$853.70	1.12%	$5.19
	Hypothetical	$1,000.00	$1,019.40	1.12%	$5.65

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended March 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended March 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Dryden Global Real Estate Fund	11

Portfolio of Investments

as of March 31, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 94.4%
COMMON STOCKS

Australia 8.9%
577,222	Babcock & Brown Japan Property Trust	$569,726
1,766,187	DEXUS Property Group	2,719,793
1,043,461	Goodman Group	4,110,104
16,472	GPT Group	48,925
1,151,000	ING Office Fund	1,393,768
270,376	Lend Lease Corp. Ltd.	3,274,035
144,800	Macquarie Countrywide Trust	154,830
604	Macquarie Office Trust	502
1,180,400	Reckson New York Property Trust	415,326
772,386	Stockland	4,934,133
488,549	Tishman Speyer Office Fund	613,918
912,779	Westfield Group	14,848,587

		33,083,647

Austria 0.5%
165,580	Immofinanz Immobilien Anlagen AG	1,793,276

Brazil 1.8%
246,600	Agra Empreendimentos Imobiliarios SA(a)	1,103,214
27,000	BR Malls Participacoes SA(a)	240,041
145,000	Cyrela Brazil Realty SA	1,879,951
89,200	Gafisa SA	1,479,296
150,000	Multiplan Empreendimentos Imobiliarios SA(a)	1,624,209
56,000	Sao Carlos Empreendimentos e Participacoes SA(a)	485,097

		6,811,808

Canada 0.8%
58,925	Boardwalk Real Estate Investment Trust	2,181,450
23,100	Calloway Real Estate Investment Trust	454,371
9,000	Chartwell Seniors Housing Real Estate Investment Trust	81,105
25,700	Primaris Retail Real Estate Investment Trust	416,628

		3,133,554

Finland 1.2%
201,015	Citycon Oyj	1,231,332
210,037	Sponda Oyj	2,742,309
51,663	Technopolis Oyj	460,833

		4,434,474

See Notes to Financial Statements.

Dryden Global Real Estate Fund	13

Portfolio of Investments

as of March 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

France 4.8%
17,660	Fonciere des Regions	$2,599,888
7,461	GECINA SA	1,113,125
56,000	Klepierre	3,436,511
41,470	Unibail-Rodamco	10,672,431

		17,821,955

Germany 0.8%
54,493	DIC Asset AG	1,812,677
39,000	IVG Immobilien AG	1,091,047

		2,903,724

Hong Kong 9.9%
731,776	Cheung Kong Holdings Ltd.	10,389,938
612,469	Hang Lung Properties Ltd.	2,168,094
478,794	Henderson Land Development Co. Ltd.	3,402,094
69,000	Hongkong Land Holdings Ltd.	284,970
200,999	Hysan Development Co. Ltd.	563,019
166,892	Kerry Properties Ltd.	1,005,731
1,098,220	Link (The), REIT	2,435,581
2,920,800	New World China Land Ltd.	1,853,964
546,000	New World Development Co. Ltd.	1,323,143
2,200,000	Regal Real Estate Investment Trust	508,824
481,931	Sino Land Co.	1,040,319
695,935	Sun Hung Kai Properties Ltd.	10,855,751
330,000	Wheelock & Co. Ltd.	924,364

		36,755,792

Italy 0.1%
253,557	Beni Stabili SpA	318,042

Japan 13.7%
228	Japan Prime Realty Investment Corp.	752,528
292	Japan Real Estate Investment Corp.	3,398,074
280	Japan Retail Fund Investment Corp.	1,766,854
765,780	Mitsubishi Estate Co. Ltd.	18,591,368
579,339	Mitsui Fudosan Co. Ltd.	11,501,925
400	Nippon Building Fund, Inc.	5,056,180
640	Nippon Commercial Investment Corp.	2,471,910
254	Nomura Real Estate Office Fund, Inc.	2,058,909

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Japan (cont’d)
1,141	NTT Urban Development Corp.	$1,636,868
220,952	Sumitomo Realty & Development Co. Ltd.	3,894,589

		51,129,205
Netherlands 2.1%
45,113	Eurocommercial Properties NV	2,520,553
11,293	Nieuwe Steen Investments Funds NV	323,416
32,682	Vastned Offices/Industrial	1,159,383
16,152	Vastned Retail NV	1,717,685
17,253	Wereldhave NV	2,128,399

		7,849,436

Philippines 0.3%
8,964,000	Megaworld Corp.	527,925
7,079,000	Vista Land & Lifescapes, Inc.(a)	508,427

		1,036,352

Singapore 4.9%
2,585,000	Allgreen Properties Ltd.	2,309,964
1,670,000	Ascendas Real Estate Investment Trust	2,887,573
500,000	CapitaCommercial Trust	806,422
933,017	CapitaLand Ltd. (Class A Stock)	4,304,303
541,673	CapitaMall Trust	1,357,675
493,000	CDL Hospitality Trusts	741,407
304,058	City Developments Ltd.	2,434,320
820,651	Frasers Centrepoint Trust	739,298
1,322,656	Mapletree Logistics Trust	956,114
302,000	Singapore Land Ltd.	1,491,954
200,000	Suntec Real Estate Investment Trust	210,687

		18,239,717

Sweden 1.6%
37,864	Hufvudstaden AB (Class A Stock)	398,277
271,574	Klovern AB	1,106,068
161,268	Kungsleden AB	2,001,652
114,179	Wihlborgs Fastigheter AB	2,608,581

		6,114,578

Switzerland 0.9%
51,301	PSP Swiss Property AG(a)	3,463,631

See Notes to Financial Statements.

Dryden Global Real Estate Fund	15

Portfolio of Investments

as of March 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

United Kingdom 6.5%
100,569	Big Yellow Group PLC	$867,731
367,547	British Land Co. PLC	6,692,686
74,220	Derwent London PLC	2,236,013
139,018	Great Portland Estates PLC	1,460,893
104,030	Hammerson PLC	2,299,987
236,987	Land Securities Group PLC	7,097,334
51,396	Liberty International PLC	995,035
272,102	Segro PLC	2,743,318

		24,392,997

United States 35.6%
36,400	Alexandria Real Estate Equities, Inc.	3,375,008
65,447	AMB Property Corp.	3,561,626
45,974	AvalonBay Communities, Inc.	4,437,410
20,163	BioMed Realty Trust, Inc.	481,694
45,980	Boston Properties, Inc.	4,233,379
182,299	Brandywine Realty Trust	3,091,791
65,400	BRE Properties, Inc.	2,979,624
101,763	Brookfield Properties Corp.	1,962,986
35,286	Camden Property Trust	1,771,357
251,586	CBL & Associates Properties, Inc.	5,919,819
67,860	Digital Realty Trust, Inc.	2,409,030
161,909	Douglas Emmett, Inc.	3,571,713
17,588	Dupont Fabros Technology, Inc.	290,026
15,400	Essex Property Trust, Inc.	1,755,292
61,950	Extra Space Storage, Inc.	1,002,971
30,656	Federal Realty Investment Trust	2,389,635
111,084	First Potomac Realty Trust	1,707,361
115,039	General Growth Properties, Inc.	4,391,039
69,000	Health Care REIT, Inc.	3,113,970
72,900	Healthcare Realty Trust, Inc.	1,906,335
27,206	Highwoods Properties, Inc.	845,290
63,410	Home Properties, Inc.	3,043,046
127,497	iStar Financial, Inc.	1,788,783
63,730	Kilroy Realty Corp.	3,129,780
187,690	Kimco Realty Corp.	7,351,817
71,770	Macerich Co. (The)	5,043,278
12,095	Maguire Properties, Inc.	173,079
103,714	Medical Properties Trust, Inc.	1,174,042
57,718	Morgans Hotel Group Co.(a)	855,381

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

United States (cont’d.)
41,400	Nationwide Health Properties, Inc.	$1,397,250
26,302	Pennsylvania Real Estate Investment Trust	641,506
139,900	ProLogis	8,234,514
51,293	Public Storage, Inc.	4,545,586
65,867	Regency Centers Corp.	4,265,547
152,701	Simon Property Group, Inc.	14,187,450
69,461	SL Green Realty Corp.	5,658,988
177,428	U-Store-It Trust	2,010,259
32,267	UDR, Inc.	791,187
115,590	Ventas, Inc.	5,191,147
92,224	Vornado Realty Trust	7,950,631

		132,630,627

	Total common stocks (cost $356,143,541)	351,912,815

RIGHTS(a)

United States
31,144	Centerline expiring 04/04/08	—

	Total long-term investments (cost $356,143,541)	351,912,815

SHORT-TERM INVESTMENT 4.3%

Affiliated Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
16,074,520	(cost $16,074,520)(b)	16,074,520

	Total Investments 98.7% (cost $372,218,061; Note 5)	367,987,335
	Other assets in excess of liabilities 1.3%	4,945,344

	Net Assets 100%	$372,932,679

The following abbreviation is used in portfolio descriptions:

REIT Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

Dryden Global Real Estate Fund	17

Portfolio of Investments

as of March 31, 2008 continued

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as March 31, 2008 were as follows:

Diversified	33.5%
Retail Property	24.9
Office Space	13.7
Industrial Property	5.7
Affiliated Money Market Mutual Fund	4.3
Residential	4.1
Healthcare Property	2.9
Storage Property	2.0
Real Estate Operation & Development	1.5
Real Estate Investment Trusts	1.2
Shopping Centers	1.1
Development Companies	1.0
Hotel/resort & entertainment Property	0.6
Mortgage/Financial	0.5
Apartments	0.5
Real Estate Management/Service	0.4
Financial Services	0.3
Consumer Products & Services	0.2
Real Estate	0.2
Office Property	0.1

98.7
Other assets in excess of liabilities	1.3

100.0%

See Notes to Financial Statements.

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Statement of Assets and Liabilities

March 31, 2008

Assets
Investments at value:
Unaffiliated investments (cost $356,143,541)	$351,912,815
Affiliated investments (cost $16,074,520)	16,074,520
Cash	1,153,667
Receivable for investments sold	3,339,189
Receivable for Fund shares sold	2,423,864
Dividends receivable	1,542,099
Tax reclaim receivable	48,876
Prepaid expenses	2,777

Total assets	376,497,807

Liabilities
Payable for Fund shares reacquired	2,045,008
Payable for investments purchased	928,143
Management fee payable	226,920
Transfer agent fee payable	138,336
Accrued expenses	123,648
Distribution fee payable	102,091
Deferred Trustees’ fees	982

Total liabilities	3,565,128

Net Assets	$372,932,679

Net assets were comprised of:
Shares of beneficial interest, at par	$17,496
Paid-in capital in excess of par	403,539,611

403,557,107
Distributions in excess of net investment income	(2,645,158)
Accumulated net realized loss on investments and foreign currency transactions	(23,767,370)
Net unrealized depreciation on investments and foreign currencies	(4,211,900)

Net assets, March 31, 2008	$372,932,679

See Notes to Financial Statements.

Dryden Global Real Estate Fund	19

Statement of Assets and Liabilities

March 31, 2008 continued

Class A:
Net asset value and redemption price per share ($204,097,970 ÷ 9,567,365 shares of beneficial interest issued and outstanding)	$21.33
Maximum sales charge (5.5% of offering price)	1.24

Maximum offering price to public	$22.57

Class B:
Net asset value, offering price and redemption price per share ($21,705,743 ÷ 1,024,676 shares of beneficial interest issued and outstanding)	$21.18

Class C:
Net asset value, offering price and redemption price per share ($51,855,522 ÷ 2,448,245 shares of beneficial interest issued and outstanding)	$21.18

Class Z:
Net asset value, offering price and redemption price per share ($95,273,444 ÷ 4,455,879 shares of beneficial interest issued and outstanding)	$21.38

See Notes to Financial Statements.

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Statement of Operations

Year Ended March 31, 2008

Investment Income
Dividends (net of $586,698 foreign withholding tax)	$10,466,923
Affiliated dividends	509,068

10,975,991

Expenses
Management fee	2,906,004
Distribution fee—Class A	583,812
Distribution fee—Class B	289,928
Distribution fee—Class C	547,914
Transfer agent’s fees and expenses (including affiliated expenses of $225,000)	647,000
Custodian’s fees and expenses	211,000
Registration fees	102,000
Reports to shareholders	90,000
Legal fees and expenses	44,000
Loan interest expense (Note 7)	26,044
Audit fee	24,000
Trustees’ fees	17,000
Miscellaneous	29,774

Total expenses	5,518,476

Net Investment Income	5,457,515

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized loss on:
Investment transactions	(21,213,068)
Foreign currency transactions	(592,248)

(21,805,316)

Net change in unrealized appreciation (depreciation) on:
Investments	(62,109,333)
Foreign currencies	13,466

(62,095,867)

Net loss on investments and foreign currencies	(83,901,183)

Net Decrease In Net Assets Resulting From Operations	$(78,443,668)

See Notes to Financial Statements.

Dryden Global Real Estate Fund	21

Statement of Changes in Net Assets

	Year Ended March 31, 2008	Year Ended March 31, 2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$5,457,515	$3,276,499
Net realized gain (loss) on investments and foreign currency transactions	(21,805,316)	67,848,442
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(62,095,867)	(1,501,390)

Net increase (decrease) in net assets resulting from operations	(78,443,668)	69,623,551

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(5,916,180)	(2,694,807)
Class B	(517,212)	(228,029)
Class C	(1,085,011)	(284,235)
Class Z	(2,282,363)	(605,200)

	(9,800,766)	(3,812,271)

Distributions from net realized gains
Class A	(40,780,088)	(61,137)
Class B	(5,088,323)	(8,183)
Class C	(8,018,588)	(11,392)
Class Z	(7,130,194)	(11,458)

	(61,017,193)	(92,170)

Fund share transactions (Net of share conversions) (Note 6):
Net proceeds from shares sold	290,587,365	219,488,440
Net asset value of shares issued in reinvestment of dividends and distributions	58,815,123	3,336,408
Cost of shares reacquired	(217,577,844)	(83,071,053)

Net increase in net assets from Fund share transactions	131,824,644	139,753,795

Total increase (decrease) in net assets	(17,436,983)	205,472,905

Net Assets
Beginning of year	390,369,662	184,896,757

End of year	$372,932,679	$390,369,662

See Notes to Financial Statements.

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Notes to Financial Statements

Dryden Global Real Estate Fund (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end, management investment company. The Fund was established as a Delaware business trust on October 24, 1997. The Fund commenced investment operations on May 5, 1998. The investment objective of the Fund is high current income and long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities of real estate companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the

Dryden Global Real Estate Fund	23

Notes to Financial Statements

continued

factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of March 31, 2008, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the

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market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains or losses from investments and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. The Fund invests in real estate investment trusts (“REITS”), which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be capital gain and a portion is estimated to be return of capital and is recorded as a reduction of their cost. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax

Dryden Global Real Estate Fund	25

Notes to Financial Statements

continued

differences relating to income and gains are reclassified amongst undistributed net investment income; accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement Prudential Real Estate Investors (“PREI”) which is a business unit of Prudential Investment Management (“PIM”). The subadvisory agreement provides that each subadviser furnishes investment advisory services in connection with the management of the Fund. In connection there with, each subadviser is obligated to keep certain books and records of the Fund. PI pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund’s average daily net assets. The effective management fee rate was .75 of 1% for the year ended March 31, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of

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distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended March 31, 2008, PIMS has contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received approximately $1,313,800 in front-end sales charges resulting from sales of Class A during the year ended March 31, 2008. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it has received approximately $3,400, $207,100 and $71,400 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively, during the year ended March 31, 2008.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended March 31, 2008, the Fund incurred approximately $240,000 total networking fees of which $28,600 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Series”), a portion of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Dryden Global Real Estate Fund	27

Notes to Financial Statements

continued

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended March 31, 2008 were $346,759,489 and $296,287,018, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles are recorded on the ex-dividend date. In order to present distribution in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distribution in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended March 31, 2008, the adjustments were to decrease distribution in excess of net investment income and to increase accumulated net realized loss on investments and foreign currency transactions by $1,796,858 due to difference in the treatment for book and tax purposes of certain transactions involving foreign currencies and passive foreign investment companies. Net investment income, net realized loss and net assets were not affected by this change.

For the year ended March 31, 2008, the tax character of dividends and distributions paid by the Fund were $34,374,266 from ordinary income and $36,443,693 from long-term capital gains. For the year ended March 31, 2007, the tax character of dividends paid by the Fund was $3,812,271 from ordinary income and $92,170 from long-term capital gains.

As of March 31, 2008, the Fund did not have any accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation of March 31, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$380,268,917	$34,639,713	$(46,921,295)	$(12,281,582)	$18,826	$(12,262,756)

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The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and mark to market on open investments in Passive Foreign Investment Companies. The other cost basis adjustments are primarily attributable to appreciation of foreign currencies.

As of March 31, 2008, the Fund had a capital loss carryforward for tax purposes of approximately $3,918,400 which expires in 2016. Accordingly no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date. In addition, the Fund elects to treat post-October capital, foreign currency and passive foreign investment company losses of approximately $12,669,600, $139,300 and $1,633,400, respectively as having been incurred in the following fiscal year.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are not subject to an initial sales charge and the CDSC for Class C shares will be 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Dryden Global Real Estate Fund	29

Notes to Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2008:
Shares sold	5,502,674	$138,910,457
Shares issued in reinvestment of dividends	1,579,144	40,993,708
Shares reacquired	(6,080,369)	(148,565,711)

Net increase in shares outstanding before conversion	1,001,449	31,338,454
Shares issued upon conversion from Class B	70,623	1,659,882

Net increase in shares outstanding	1,072,072	$32,998,336

Year ended March 31, 2007:
Shares sold	5,599,356	$155,010,533
Shares issued in reinvestment of dividends	91,582	2,441,210
Shares reacquired	(2,119,145)	(58,529,197)

Net increase in shares outstanding before conversion	3,571,793	98,922,546
Shares issued upon conversion from Class B	81,312	2,211,970

Net increase in shares outstanding	3,653,105	$101,134,516

Class B
Year ended March 31, 2008:
Shares sold	418,138	$10,887,957
Shares issued in reinvestment of dividends	183,238	4,741,478
Shares reacquired	(565,020)	(13,453,015)

Net increase in shares outstanding before conversion	36,356	2,176,420
Shares issued upon conversion from Class A	(71,158)	(1,659,882)

Net increase (decrease) in shares outstanding	(34,802)	$516,538

Year ended March 31, 2007:
Shares sold	453,442	$12,564,854
Shares issued in reinvestment of dividends	7,419	196,420
Shares reacquired	(210,179)	(5,719,732)

Net increase in shares outstanding before conversion	250,682	7,041,542
Shares reacquired upon conversion into Class A	(81,721)	(2,211,970)

Net increase in shares outstanding	168,961	$4,829,572

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Class C	Shares	Amount
Year ended March 31, 2008:
Shares sold	1,693,370	$42,624,925
Shares issued in reinvestment of dividends	206,090	5,305,447
Shares reacquired	(1,060,382)	(25,240,743)

Net increase in shares outstanding	839,078	$22,689,629

Year ended March 31, 2007:
Shares sold	920,622	$25,528,210
Shares issued in reinvestment of dividends	6,315	167,887
Shares reacquired	(220,295)	(6,118,217)

Net increase in shares outstanding	706,642	$19,577,880

Class Z
Year ended March 31, 2008:
Shares sold	4,077,513	$98,164,026
Shares issued in reinvestment of dividends	303,015	7,774,490
Shares reacquired	(1,287,617)	(30,318,375)

Net increase in shares outstanding	3,092,911	$75,620,141

Year ended March 31, 2007:
Shares sold	1,000,979	$26,384,843
Shares issued in reinvestment of dividends	19,923	530,891
Shares reacquired	(436,835)	(12,703,907)

Net increase in shares outstanding	584,067	$14,211,827

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed the SCA with the two banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of funding for capital share redemptions. The following table summarizes the borrowing that occurred during the year ended March 31, 2008.

Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at March 31, 2008
Dryden Global Real Estate Fund	$6,685,200	5.61%	25	—

Dryden Global Real Estate Fund	31

Notes to Financial Statements

continued

Note 8. New Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

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Financial Highlights

MARCH 31, 2008	ANNUAL REPORT

Dryden Global Real Estate Fund

Financial Highlights

Class A
Year Ended March 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$31.19

Income (loss) from investment operations
Net investment income	0.38
Net realized and unrealized gains (losses) on investments transactions	(5.12)

Total from investment operations	(4.74)

Less Dividends and Distributions:
Dividends from net investment income	(0.63)
Distributions from net realized gains from investments	(4.49)

Total dividends	(5.12)

Net asset value, end of year	$21.33

Total Return(a)	(17.79)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$204,098
Average net assets (000)	$233,525
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.31%
Expenses, excluding distribution and service (12b-1) fees	1.06%
Net investment income	1.55%
For Class A, B, C, and Z shares:
Portfolio turnover	78%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Based on average shares outstanding during the year.
(c)	The Distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets for the Class A shares.
(d)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class A
Year Ended March 31,
2007(b)	2006(b)	2005	2004

$24.96	$17.89	$15.71	$9.84

0.38	0.35	0.26	0.16
6.30	7.00	2.14	5.93

6.68	7.35	2.40	6.09

(0.44)	(0.28)	(0.22)	(0.22)
(0.01)	—	—	—

(0.45)	(0.28)	(0.22)	(0.22)

$31.19	$24.96	$17.89	$15.71

27.09%	41.50%	15.37%	62.79%

$264,980	$120,881	$37,686	$25,954
$176,407	$74,239	$28,961	$15,886

1.22%	1.40%	1.53%	1.58%
0.97%	1.15%	1.28%	1.33%
1.58%	1.58%	1.71%	1.53%

121%	35%	48%	65%

See Notes to Financial Statements.

Dryden Global Real Estate Fund	35

Financial Highlights

continued

Class B
Year Ended March 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$31.02

Income (loss) from investment operations
Net Investment income	0.21
Net realized and unrealized gains (losses) on investments transactions	(5.11)

Total from investment operations	(4.90)

Less Dividends and Distributions:
Dividends from net investment income	(0.45)
Distributions from net realized gains from investments	(4.49)

Total dividends	(4.94)

Net asset value, end of year	$21.18

Total Return(a)	(18.42)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$21,706
Average net assets (000)	$28,993
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.06%
Expenses, excluding distribution and service (12b-1) fees	1.06%
Net investment income	0.85%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class B
Year Ended March 31,
2007(b)	2006(b)	2005	2004

$24.84	$17.81	$15.65	$9.82

0.18	0.18	0.16	0.12
6.25	6.99	2.11	5.86

6.43	7.17	2.27	5.98

(0.24)	(0.14)	(0.11)	(0.15)
(0.01)	—	—	—

(0.25)	(0.14)	(0.11)	(0.15)

$31.02	$24.84	$17.81	$15.65

26.12%	40.38%	14.51%	61.62%

$32,867	$22,117	$35,251	$35,961
$25,925	$23,855	$33,968	$30,195

1.97%	2.15%	2.28%	2.33%
0.97%	1.15%	1.28%	1.33%
1.66%	0.91%	0.99%	0.97%

See Notes to Financial Statements.

Dryden Global Real Estate Fund	37

Financial Highlights

continued

Class C
Year Ended March 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$31.02

Income (loss) from investment operations
Net Investment income	0.19
Net realized and unrealized gains (losses) on investments transactions	(5.09)

Total from investment operations	(4.90)

Less Dividends and Distributions:
Dividends from net investment income	(0.45)
Distributions from net realized gains from investments	(4.49)

Total dividends	(4.94)

Net asset value, end of year	$21.18

Total Return(a)	(18.42)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$51,856
Average net assets (000)	$54,791
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.06%
Expenses, excluding distribution and service (12b-1) fees	1.06%
Net investment income	0.79%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class C
Year Ended March 31,
2007(b)	2006(b)	2005	2004

$24.84	$17.81	$15.65	$9.82

0.16	0.18	0.16	0.12
6.27	6.99	2.11	5.86

6.43	7.17	2.27	5.98

(0.24)	(0.14)	(0.11)	(0.15)
(0.01)	—	—	—

(0.25)	(0.14)	(0.11)	(0.15)

$31.02	$24.84	$17.81	$15.65

26.12%	40.38%	14.51%	61.62%

$49,921	$22,415	$10,524	$6,852
$32,840	$14,963	$7,973	$4,734

1.97%	2.15%	2.28%	2.33%
0.97%	1.15%	1.28%	1.33%
1.58%	0.84%	0.95%	0.87%

See Notes to Financial Statements.

Dryden Global Real Estate Fund	39

Financial Highlights

continued

Class Z
Year Ended March 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$31.26

Income (loss) from investment operations
Net Investment income	0.39
Net realized and unrealized gains (losses) on investments transactions	(5.09)

Total from investment operations	(4.70)

Less Dividends and Distributions:
Dividends from net investment income	(0.69)
Distributions from net realized gains from investments	(4.49)

Total dividends	(5.18)

Net asset value, end of year	$21.38

Total Return(a)	(17.60)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$95,273
Average net assets (000)	$70,158
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.06%
Expenses, excluding distribution and service (12b-1) fees	1.06%
Net investment income	1.65%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class Z
Year Ended March 31,
2007(b)	2006(b)	2005	2004

$25.01	$17.93	$15.75	$9.85

0.47	0.41	0.31	0.18
6.29	7.00	2.13	5.96

6.76	7.41	2.44	6.14

(0.50)	(0.33)	(0.26)	(0.24)
(0.01)	—	—	—

(0.51)	(0.33)	(0.26)	(0.24)

$31.26	$25.01	$17.93	$15.75

27.38%	41.80%	15.69%	63.21%

$42,601	$19,484	$9,776	$7,506
$33,458	$13,939	$7,784	$3,648

0.97%	1.15%	1.28%	1.33%
0.97%	1.15%	1.28%	1.33%
1.68%	1.88%	1.98%	1.52%

See Notes to Financial Statements.

Dryden Global Real Estate Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Dryden Global Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of the Dryden Global Real Estate Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of March 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 27, 2008

42	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (March 31, 2008) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended March 31, 2008, the Fund paid dividends and distributions from net investment income of $2.4362, $2.2595, $2.2595 and $2.4951 per share for Class A, Class B, Class C and Class Z shares respectively. Additionally, the Fund paid long-term capital gain distributions of $2.6825 for Class A, Class B, Class C and Class Z shares, respectively.

The Fund intends to designate 6.62% of the ordinary income dividends paid as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Interest-related dividends and short-term capital gain dividends do not include any distributions paid by a Fund with respect to Fund tax years beginning after December 31, 2007. Consequently, this provision expires with respect such distributions paid after the Fund’s fiscal year ended March 31, 2008.

For the fiscal year ended March 31, 2008, the Fund intends on passing through $539,728 of foreign taxes paid as a foreign tax credit from recognized foreign source income of $7,405,120.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2008.

Dryden Global Real Estate Fund	43

MANAGEMENT OF THE FUND

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the Investment Company Act of 1940, as amended (1940 Act) are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Linda W. Bynoe (55) Board Member Portfolios Overseen: 59	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73) Board Member Portfolios Overseen: 62	Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 60	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).
Douglas H. McCorkindale (68) Board Member Portfolios Overseen: 59

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media)

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Richard A. Redeker (64) Board Member Portfolios Overseen: 60	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999)	None.
Robin B. Smith (68) Board Member & Independent Chair Portfolios Overseen: 60	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64) Board Member Portfolios Overseen: 60

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.
Clay T. Whitehead (69) Board Member Portfolios Overseen: 60	President (since 1983) of YCO (new business development firm).	None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 59

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute

None.
Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 146

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Vice President and Director (since May 1989), Treasurer (since 1999) of The Asia Pacific Fund, Inc.; and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year that each Board Member joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2001; Douglas H. McCorkindale, 2003; Richard A. Redeker, 2003; Robin B. Smith, 1997; Stephen G. Stoneburn, 2001; Clay T. Whitehead, 1997; Judy A. Rice, Board Member since 2001 and President since 2003; Robert F. Gunia, Board Member since 1997 and Vice President since 1999.

Dryden Global Real Estate Fund

Fund Officers (a), (1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (33) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (49) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Noreen M. Fierro (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (48) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

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M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (49) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Grace C. Torres, 1997; M. Sadiq Peshimam, 2006; Noreen M. Fierro, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Dryden Global Real Estate Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 3/31/08
	One Year	Five Years	Since Inception
Class A	–22.32%	21.28%	11.79%
Class B	–21.84	21.64	11.58
Class C	–19.10	21.73	11.58
Class Z	–17.60	22.96	12.71

Average Annual Total Returns (Without Sales Charges) as of 3/31/08
	One Year	Five Years	Since Inception
Class A	–17.79%	22.66%	12.43%
Class B	–18.42	21.73	11.58
Class C	–18.42	21.73	11.58
Class Z	–17.60	22.96	12.71

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.36%; Class B, 2.06%; Class C, 2.06; Class Z, 1.06%. Net operating expenses apply to: Class A, 1.31%; Class B, 2.06%; Class C, 2.06%; Class Z, 1.06%, after contractual reduction through 7/31/2008.

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The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC, Lipper Inc., and Bloomberg

Inception date: 5/5/98.

The graph compares a $10,000 investment in the Dryden Global Real Estate Fund (Class A shares) with a similar investment in the S&P Citigroup World Property Net Index and S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (May 5, 1998) and the account values at the end of the current fiscal year (March 31, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through March 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P Citigroup/BMI World Property Net Index is a broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of real estate securities funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but have a CDSC of 1% for Class C shares redeemed within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden Global Real Estate Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	PREI	8 Campus Drive Parsippany, NJ 07054

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Global Real Estate Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Global Real Estate Fund
Share Class	A	B	C	Z
NASDAQ	PURAX	PURBX	PURCX	PURZX
CUSIP	26244A108	26244A207	26244A306	26244A405

MF182E    IFS-A148082    Ed. 05/2008

Item 2 – Code of Ethics—See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2008 and March 31, 2007 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $23,496 and $22,359, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $26,200 and $317,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Global Real Estate Fund

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date May 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date May 21, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date May 21, 2008

*	Print the name and title of each signing officer under his or her signature.